UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Annual Report
to Shareholders

DWS Lifecycle Long Range Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks of companies the fund holds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Institutional Class and Class S

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated June 30, 2006 are 0.88% and 0.91% for Institutional Class and Class S shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 25, 2003, the Investment Class of the Fund was issued in conjunction with the combination of Scudder Lifecycle Long Range Fund (the "Acquired Fund") and the Fund (formerly known as "Scudder Asset Management Fund"). The Acquired Fund and the Fund were each feeder funds investing all of their investable assets in the same master portfolio, the Asset Management Portfolio. Returns of the Investment Class shown prior to July 25, 2003 are derived from the historical performance of the Institutional Class of the DWS Lifecycle Long Range Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the Investment Class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class was renamed Class S.

Average Annual Total Returns as of 3/31/07
DWS Lifecycle Long Range Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	10.28%	8.28%	6.72%	8.07%
Class S*	10.16%	7.92%	6.31%	7.64%
S&P 500® Index+	11.83%	10.06%	6.27%	8.20%
Citigroup Broad Investment Grade Bond Index++	6.60%	3.38%	5.40%	6.48%
Asset Allocation Index — Long Range+++	9.34%	7.08%	5.83%	7.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

* On October 23, 2006, Investment Class was renamed Class S.
Net Asset Value and Distribution Information
	Institutional Class	Class S*
Net Asset Value: 3/31/07	$ 12.29	$ 11.85
3/31/06	$ 11.74	$ 11.30
Distribution Information: Twelve Months as of 3/31/07: Income Dividends	$ .31	$ .25
Capital Gain Distributions	$ .33	$ .33
* On October 23, 2006, Investment Class was renamed Class S.
Institutional Class Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	96	of	423	23
3-Year	101	of	312	32
5-Year	86	of	212	41
10-Year	25	of	112	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $1,000,000 Investment
[] DWS Lifecycle Long Range Fund — Institutional Class [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,102,800	$1,269,500	$1,384,000	$2,173,200
	Average annual total return	10.28%	8.28%	6.72%	8.07%
S&P 500 Index+	Growth of $1,000,000	$1,118,300	$1,333,100	$1,355,200	$2,200,100
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Citigroup Broad Investment Grade Bond Index++	Growth of $1,000,000	$1,066,000	$1,105,000	$1,300,800	$1,872,900
	Average annual total return	6.60%	3.38%	5.40%	6.48%
Asset Allocation Index — Long Range+++	Growth of $1,000,000	$1,093,400	$1,227,900	$1,327,400	$2,058,800
	Average annual total return	9.34%	7.08%	5.83%	7.49%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

Growth of an Assumed $10,000 Investment
[] DWS Lifecycle Long Range Fund — Class S* [] S&P 500 Index+ [] Citigroup Broad Investment Grade Bond Index++ [] Asset Allocation Index — Long Range+++

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Lifecycle Long Range Fund		1-Year	3-Year	5-Year	10-Year
Class S*	Growth of $10,000	$11,016	$12,571	$13,580	$20,882
	Average annual total return	10.16%	7.92%	6.31%	7.64%
S&P 500 Index+	Growth of $10,000	$11,183	$13,331	$13,552	$22,001
	Average annual total return	11.83%	10.06%	6.27%	8.20%
Citigroup Broad Investment Grade Bond Index++	Growth of $10,000	$10,660	$11,050	$13,008	$18,729
	Average annual total return	6.60%	3.38%	5.40%	6.48%
Asset Allocation Index — Long Range+++	Growth of $10,000	$10,934	$12,279	$13,274	$20,588
	Average annual total return	9.34%	7.08%	5.83%	7.49%

The growth of $10,000 is cumulative.

* On October 23, 2006, Investment Class was renamed Class S.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Citigroup Broad Investment Grade Bond Index is an unmanaged index which covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
+++ The Asset Allocation Index — Long Range is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 55%; bonds: 35%; cash: 10%). These results are summed to produce the aggregate benchmark. The S&P 500 Index measures the performance of 500 large US companies. The Citigroup Broad Investment Grade Bond Index covers an all inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities. The Merrill Lynch 3-month T-bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class S**	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,058.20	$ 1,058.20
Expenses Paid per $1,000*	$ 3.28	$ 2.82
Hypothetical 5% Fund Return	Class S**	Institutional Class
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,021.74	$ 1,022.19
Expenses Paid per $1,000*	$ 3.23	$ 2.77
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class S**	Institutional Class
DWS Lifecycle Long Range Fund	.64%	.55%
** On October 23, 2006, Investment Class was renamed Class S.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Lifecycle Long Range Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Lifecycle Long Range Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Aberdeen Asset Management Inc. ("AAMI"), a US registered investment advisor, is a subadvisor for the fund. With respect to the core bond and active fixed income portions of the fund only, AAMI makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. As of March 31, 2007, AAMI had assets under management of $28 billion.

Portfolio Management Team

The following portfolio managers are responsible for the day-to-day management of the fund's investments, except for the passive equity, core bond and active fixed income portions of the fund.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Senior portfolio manager for Quantitative StrategiesPortfolio Management: New York.

BA and MBA from University of Miami.

Joined the fund in 2005.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as a portfolio manager for asset allocation after 13 years of experience in trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Senior portfolio manager for global and tactical asset allocation portfolios, with a focus on quantitative asset allocation, portfolio risk control and derivatives trading management.

BS, University of Pennsylvania — The Wharton School.

Joined the fund in 2000.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation portfolio manager: New York.

Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

Joined the fund in 2007.

BS, MS, Moscow State University; MBA, University of Chicago.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2007.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2007.

BA, University of Connecticut.

The following portfolio managers are responsible for the day-to-day management of the core bond and active fixed income portion of the fund.

Gary W. Bartlett, CFA

Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm's European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

Joined Aberdeen Asset Management Inc. and the fund in 2005.

Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

BS from St. Peter's College; MBA from Baruch College.

In the following interview, Portfolio Managers Thomas Picciochi, Inna Okounkova and Robert Wang address the economy, markets, portfolio management strategy and resulting performance of DWS Lifecycle Long Range Fund for the 12 months ended March 31, 2007.

Q: How would you describe market conditions over the last year?

A: The global economy is in transition, moving from the early stages of an economic expansion to a more mature phase of the cycle, with the impetus to growth gradually shifting from the US to other regions. A key issue is how much the US housing slowdown spills over into other sectors of the US economy and ultimately, the rest of the world. For the most part, investors have looked past potential problems, choosing instead to focus on the positives of continued growth in the overall economy and in corporate profits, expanding profit margins and reasonable equity valuation levels.

US equities have been generally strong, except for periods of weakness in the late spring of 2006 and in February 2007: Return of the Standard & Poor's 500® (S&P 500) Index for the 12 months ended March 31, 2007 was 11.83%.1 The bond market has demonstrated somewhat less optimism about the economy than the stock market. Return of the Citigroup Broad Investment Grade (BIG) Bond Index for the 12-month period was 6.60%.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2 The Citigroup Broad Investment Grade Bond Index is an unmanaged index that covers an all-inclusive universe of institutionally traded US Treasury, agency, mortgage and corporate securities.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Lifecycle Long Range Fund managed?

A: We invest the fund in a mix of stocks, bonds and short-term investments. The fund has a strategic allocation in each of the three principal asset classes; equity 55%, fixed-income 35% and short-term instruments 10%.

The equity strategy changed on January 22, 2007, from an index strategy to an active quantitative strategy designed to achieve long-term outperformance by systematically exploring market efficiency. Our quantitative stock selection model uses a broad range of information from companies' balance sheets, income statements and cash flow statements. The signals are selected based on statistical evidence and economic intuition.

In managing the bond portion of the portfolio, we use a core fixed-income strategy to select bonds based on a number of characteristics in an effort to outperform the Citigroup Broad Investment Grade Bond Index.

We employ a Global Asset Allocation (GAA) overlay, which offers a means to capture gains when various assets and asset classes advance or decline. It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying funds, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.3 The GAA overlay strategy is expected to have a low correlation to the fund's main holdings.

3 Futures and options are used as a low-cost method for gaining exposure to a particular securities market without investing directly in those securities. Forward currency transactions are the purchase or sale of a foreign currency at an exchange rate established now, but with payment and delivery at a specified future time. Forward currency transactions are used as hedges and, where possible, to add to investment returns.

The GAA strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches, thereby enhancing the expected return for a given level of risk. The collective views are then used to determine GAA's positions using a disciplined risk-managed process. The result is a collection of long and short investment positions within global equity, bond and currency markets designed to generate excess returns that have little correlation to major markets. The positions are then implemented by the GAA portfolio managers using futures and forward contracts. The GAA portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.

Q: How did the fund perform during the period?

A: In evaluating performance, we look at the fund's absolute returns and its return relative to its benchmark and peer group. Since the fund holds securities in three major asset classes — stocks, bonds and short-term securities — we have created an asset allocation benchmark. The asset allocation benchmark is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Citigroup Broad Investment Grade Bond Index) and cash (Merrill Lynch 3-month T-bill Index) weighted by their corresponding proportion of the fund's neutral position to produce the aggregate benchmark.4 We also compare returns to those of a peer group of funds that allocate assets among several asset classes, the Lipper Mixed-Asset Target Allocation Moderate Funds category.5

4 The Merrill Lynch 3-month T-bill Index is an unmanaged index of US Treasury securities with maturities of three months or less. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of short-term returns on cash investments. Index returns assume reinvestment of dividends and, unlike fund returns, do no include fees pr expenses. It is not possible to invest directly into an Index.
5 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 0% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of all dividends. It is not possible to invest directly into a Lipper category.

The total return of the Standard & Poor's 500 Index for the 12-month period ended March 31, 2007 was 11.83%. The total return of the Citigroup Broad Investment Grade Bond Index was 6.60%. The Merrill Lynch 3-month T-bill Index had a return of 5.07%.

For the 12 months ended March 31, the DWS Lifecycle Long Range Fund had a return of 10.28% (Institutional Class), compared with 9.34% for its asset allocation benchmark. The asset allocation benchmark is a blend of 55% S&P 500 Index, 35% Citigroup Broad Investment Grade Bond Index, 10% Merrill Lynch 3-month T-bill Index. The fund's return was more than a percentage point above the midpoint of its Lipper Peer group of Mixed-Asset Target Allocation Moderate funds, which was 9.23%. This performance places the fund in the top quartile of the 423 funds in its peer group.

The effectiveness of the Global Asset Allocation overlay, which enhanced return by almost two percentage points over the 12-month period, was a major factor that enabled the fund to outperform its peer group. Within the GAA, equity positions were the predominant driver of the outperformance. Throughout the year, our positions emphasized international equity markets, particularly Hong Kong and Germany, with corresponding shorts in US equities; this positioning was positive, since other markets outperformed the US market. Our currency positions also contributed to positive performance, particularly long positions in Australia, New Zealand and Canada, which benefited from strong commodity pricing, driven by robust global economies. The impact of the fixed-income overlay strategy within the GAA was essentially neutral for the year. The British bond market underperformed during the year as the Bank of England hiked rates and inflation remains stubbornly high. Bond markets in the US and Canada performed well as concerns about economic growth and inflation heightened in the first quarter of 2007. In this environment our long Japanese bond position marginally outperformed our short US bond position.

The equity portion of the portfolio underperformed the S&P 500, while the bond strategy outperformed the Citigroup Broad Investment Grade Bond Index.

Q: Do you have other comments for shareholders?

A: While the current environment involves risks including a slowing US economy and political instability in many parts of the world, we believe there is potential for global economic growth and continued market strength. During times of uncertainty with regard to geopolitical risks, economic growth and inflation, this fund, with its investments in multiple asset classes, can be a good investment because of its relatively low volatility and good risk-adjusted returns.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	3/31/07	3/31/06

Common Stocks	53%	57%
Bonds	35%	36%
Cash Equivalents	12%	7%
	100%	100%
Five Largest Equity Holdings at March 31, 2007 (6.6% of Net Assets)
1. Johnson & Johnson Provider of health care products	1.5%
2. Bank of America Corp. Provider of commercial banking services	1.5%
3. Wells Fargo & Co. Provider of various financial services	1.2%
4. International Business Machines Corp. Manufacturer of companies and provider of information processing services	1.2%
5. JPMorgan Chase & Co. Provider of global financial services	1.2%
Five Largest Fixed Income Long-Term Securities at March 31, 2007 (8.2% of Net Assets)
1. US Treasury Note 4.625%, 12/31/2011	3.2%
2. Federal National Mortgage Association 5.5%, 11/1/2034	1.8%
3. US Treasury Bond 6.0%, 2/15/2026	1.4%
4. US Treasury Note 4.625%, 2/29/2012	1.0%
5. Federal National Mortgage Association 6.5%, 8/1/2036	0.8%

Asset allocation and Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007

	Shares	Value ($)

Common Stocks 52.8%
Consumer Discretionary 7.9%
Hotels Restaurants & Leisure 1.3%
McDonald's Corp.	131,300	5,915,065
Starbucks Corp.*	80,500	2,524,480
Yum! Brands, Inc.	27,500	1,588,400
		10,027,945
Household Durables 1.0%
KB HOME	74,900	3,195,983
Lennar Corp. "A"	76,100	3,212,181
Snap-on, Inc.	25,000	1,202,500
		7,610,664
Media 2.4%
McGraw-Hill Companies, Inc.	102,200	6,426,336
Omnicom Group, Inc.	30,800	3,153,304
The DIRECTV Group, Inc.*	179,800	4,147,986
Walt Disney Co.	136,600	4,703,138
		18,430,764
Multiline Retail 1.7%
Family Dollar Stores, Inc.	60,100	1,780,162
Kohl's Corp.*	68,400	5,240,124
Nordstrom, Inc.	81,800	4,330,492
Saks, Inc.	64,100	1,335,844
		12,686,622
Specialty Retail 1.5%
Dick's Sporting Goods, Inc.*	38,300	2,231,358
Office Depot, Inc.*	77,300	2,716,322
Ross Stores, Inc.	92,400	3,178,560
The Sherwin-Williams Co.	33,100	2,185,924
TJX Companies, Inc.	44,600	1,202,416
		11,514,580
Consumer Staples 3.6%
Beverages 1.0%
Anheuser-Busch Companies, Inc.	84,600	4,268,916
PepsiCo, Inc.	49,400	3,139,864
		7,408,780
Food & Staples Retailing 0.6%
Safeway, Inc.	132,800	4,865,792
Food Products 0.2%
General Mills, Inc.	21,100	1,228,442
McCormick & Co., Inc.	12,200	469,944
		1,698,386
Household Products 0.9%
Colgate-Palmolive Co.	97,600	6,518,704
Tobacco 0.9%
Altria Group, Inc.	67,800	5,953,518
Loews Corp.-Carolina Group	10,200	771,222
		6,724,740
Energy 5.6%
Energy Equipment & Services 1.1%
Patterson-UTI Energy, Inc.	52,800	1,184,832
Tidewater, Inc.	64,900	3,801,842
Todco*	37,300	1,504,309
Unit Corp.*	36,200	1,831,358
		8,322,341
Oil, Gas & Consumable Fuels 4.5%
Chevron Corp.	49,240	3,641,791
Devon Energy Corp.	71,800	4,969,996
ExxonMobil Corp.	96,900	7,311,105
Marathon Oil Corp.	47,200	4,664,776
Newfield Exploration Co.*	81,300	3,391,023
Plains Exploration & Production Co.*	78,100	3,525,434
Tesoro Corp.	34,200	3,434,706
Valero Energy Corp.	60,200	3,882,298
		34,821,129
Financials 10.4%
Capital Markets 2.8%
Lehman Brothers Holdings, Inc.	43,600	3,055,052
Morgan Stanley	100,400	7,907,504
The Bear Stearns Companies, Inc.	18,700	2,811,545
The Goldman Sachs Group, Inc.	36,800	7,603,984
		21,378,085
Commercial Banks 1.4%
National City Corp.	36,800	1,370,800
Wells Fargo & Co.	265,800	9,151,494
		10,522,294
Diversified Financial Services 3.0%
Bank of America Corp.	218,052	11,125,013
Citigroup, Inc.	24,200	1,242,428
JPMorgan Chase & Co.	187,700	9,080,926
Moody's Corp.	19,100	1,185,346
		22,633,713
Insurance 1.7%
Chubb Corp.	11,800	609,706
CNA Financial Corp.*	18,700	805,783
Genworth Financial, Inc. "A"	88,500	3,092,190
Loews Corp.	20,000	908,600
MetLife, Inc.	62,400	3,940,560
Philadelphia Consolidated Holding Corp.*	15,500	681,845
Principal Financial Group, Inc.	34,400	2,059,528
W.R. Berkley Corp.	38,400	1,271,808
		13,370,020
Real Estate Investment Trusts 1.1%
AMB Property Corp. (REIT)	3,900	229,281
Archstone-Smith Trust (REIT)	11,200	607,936
AvalonBay Communities, Inc. (REIT)	3,000	390,000
Equity Residential (REIT)	12,100	583,583
Essex Property Trust, Inc. (REIT)	700	90,636
Hospitality Properties Trust (REIT)	4,100	191,880
Host Hotels & Resorts, Inc. (REIT)	30,500	802,455
ProLogis (REIT)	19,600	1,272,628
Public Storage, Inc. (REIT)	11,480	1,086,812
Simon Property Group, Inc. (REIT)	13,400	1,490,750
The Macerich Co. (REIT)	2,200	203,192
Vornado Realty Trust (REIT)	10,500	1,253,070
		8,202,223
Thrifts & Mortgage Finance 0.4%
Fannie Mae	27,500	1,500,950
IndyMac Bancorp, Inc.	53,500	1,714,675
		3,215,625
Health Care 7.1%
Biotechnology 1.3%
Amgen, Inc.*	109,497	6,118,692
Cephalon, Inc.*	53,800	3,831,098
		9,949,790
Health Care Equipment & Supplies 1.7%
Becton, Dickinson & Co.	61,600	4,736,424
Dade Behring Holdings, Inc.	21,400	938,390
Kinetic Concepts, Inc.*	56,100	2,840,904
Zimmer Holdings, Inc.*	53,900	4,603,599
		13,119,317
Health Care Providers & Services 0.4%
Laboratory Corp. of America Holdings*	32,700	2,375,001
WellCare Health Plans, Inc.*	9,300	792,825
		3,167,826
Life Sciences Tools & Services 0.5%
Applera Corp.-Applied Biosystems Group	59,400	1,756,458
Covance, Inc.*	16,700	990,978
Thermo Fisher Scientific, Inc.*	13,300	621,775
		3,369,211
Pharmaceuticals 3.2%
Abbott Laboratories	28,900	1,612,620
Endo Pharmaceuticals Holdings, Inc.*	34,300	1,008,420
Johnson & Johnson	185,400	11,172,204
Merck & Co., Inc.	26,400	1,166,088
Mylan Laboratories, Inc.	121,000	2,557,940
Pfizer, Inc.	27,300	689,598
Schering-Plough Corp.	248,200	6,331,582
		24,538,452
Industrials 5.4%
Aerospace & Defense 2.4%
Boeing Co.	86,500	7,690,715
Honeywell International, Inc.	41,800	1,925,308
Lockheed Martin Corp.	37,000	3,589,740
Raytheon Co.	69,900	3,666,954
Rockwell Collins, Inc.	23,900	1,599,627
		18,472,344
Airlines 0.3%
US Airways Group, Inc.*	51,700	2,351,316
Commercial Services & Supplies 1.0%
Avery Dennison Corp.	14,200	912,492
R.R. Donnelley & Sons Co.	66,900	2,447,871
Waste Management, Inc.	115,200	3,964,032
		7,324,395
Electrical Equipment 0.6%
Emerson Electric Co.	116,400	5,015,676
Industrial Conglomerates 0.6%
General Electric Co.	125,800	4,448,288
Machinery 0.1%
Manitowoc Co., Inc.	13,000	825,890
Road & Rail 0.4%
Hertz Global Holdings, Inc.*	18,400	436,080
Ryder System, Inc.	47,800	2,358,452
		2,794,532
Trading Companies & Distributors 0.0%
United Rentals, Inc.*	8,300	228,250
Information Technology 6.4%
Communications Equipment 0.1%
Cisco Systems, Inc.*	18,600	474,858
Computers & Peripherals 3.2%
Hewlett-Packard Co.	178,700	7,173,018
International Business Machines Corp.	96,500	9,096,090
Lexmark International, Inc. "A"*	56,900	3,326,374
Network Appliance, Inc.*	63,700	2,326,324
Western Digital Corp.*	166,700	2,802,227
		24,724,033
Internet Software & Services 0.7%
eBay, Inc.*	53,800	1,783,470
Google, Inc. "A"*	6,165	2,824,556
Yahoo!, Inc.*	14,200	444,318
		5,052,344
IT Services 0.4%
Acxiom Corp.	24,100	515,499
Computer Sciences Corp.*	15,600	813,228
Convergys Corp.*	31,800	808,038
Unisys Corp.*	117,600	991,368
		3,128,133
Semiconductors & Semiconductor Equipment 0.8%
Altera Corp.*	18,800	375,812
Fairchild Semiconductor International, Inc.*	59,500	994,840
MEMC Electronic Materials, Inc.*	25,400	1,538,732
National Semiconductor Corp.	147,600	3,563,064
		6,472,448
Software 1.2%
Microsoft Corp.	302,058	8,418,357
Symantec Corp.*	48,960	847,008
		9,265,365
Materials 2.2%
Chemicals 1.1%
Celanese Corp. "A"	27,000	832,680
FMC Corp.	20,000	1,508,600
Huntsman Corp.	53,200	1,015,588
Lyondell Chemical Co.	130,500	3,911,085
Monsanto Co.	21,000	1,154,160
Westlake Chemical Corp.	14,000	380,100
		8,802,213
Containers & Packaging 0.1%
Sonoco Products Co.	14,800	556,184
Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.	61,900	4,097,161
Paper & Forest Products 0.5%
International Paper Co.	98,150	3,572,660
Telecommunication Services 2.3%
Diversified Telecommunication Services 2.1%
AT&T, Inc.	132,759	5,234,687
Citizens Communications Co.	177,300	2,650,635
Verizon Communications, Inc.	227,000	8,607,840
		16,493,162
Wireless Telecommunication Services 0.2%
SBA Communications Corp. "A"*	14,700	434,385
Telephone & Data Systems, Inc.	13,800	822,756
United States Cellular Corp.*	2,500	183,625
		1,440,766
Utilities 1.9%
Electric Utilities 1.6%
Duke Energy Corp.	334,432	6,785,625
Entergy Corp.	22,600	2,371,192
Exelon Corp.	48,600	3,339,306
		12,496,123
Multi — Utilities 0.3%
KeySpan Corp.	5,600	230,440
PG&E Corp.	4,900	236,523
Sempra Energy	21,600	1,317,816
		1,784,779
Total Common Stocks (Cost $392,385,356)		403,917,923
	Principal Amount ($)	Value ($)

Corporate Bonds 3.9%
Consumer Discretionary 0.6%
TCI Communications, Inc., 8.75%, 8/1/2015 (a)	1,529,000	1,805,922
Time Warner, Inc.:
7.625%, 4/15/2031 (a)	87,000	97,772
7.7%, 5/1/2032	585,000	663,238
Viacom, Inc.:
5.75%, 4/30/2011	678,000	687,305
6.875%, 4/30/2036	428,000	431,417
Wal-Mart Stores, Inc., 5.875%, 4/5/2027	774,000	775,834
		4,461,488
Energy 0.1%
Arizona Public Service Co., 6.875%, 8/1/2036	490,000	521,183
Chesapeake Energy Corp., 6.875%, 1/15/2016 (a)	121,000	122,513
Enterprise Products Operating LP, 7.5%, 2/1/2011	535,000	573,742
		1,217,438
Financials 1.4%
American General Finance Corp.:
Series H, 4.625%, 9/1/2010	1,305,000	1,280,404
Series J, 5.625%, 8/17/2011	895,000	908,338
BAC Capital Trust XI, 6.625%, 5/23/2036 (a)	255,000	269,825
Dresdner Funding Trust I, 144A, 8.151%, 6/30/2031	560,000	666,466
Erac USA Finance Co., 144A, 8.0%, 1/15/2011	1,180,000	1,288,784
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	760,000	783,543
Merrill Lynch & Co., Inc.:
6.11%, 1/29/2037	620,000	601,068
6.22%, 9/15/2026	400,000	400,912
Morgan Stanley, 5.45%, 1/9/2017	1,370,000	1,347,466
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	682,000	705,473
The Travelers Companies, Inc., 6.25%, 3/15/2037	750,000	740,698
UDR, Inc., Series E (REIT), 3.9%, 3/15/2010	305,000	295,053
Wachovia Capital Trust III, 5.8%, 3/15/2042	1,610,000	1,629,201
		10,917,231
Materials 0.1%
Newmont Mining Corp., 5.875%, 4/1/2035	421,000	388,277
Telecommunication Services 0.2%
Embarq Corp., 7.082%, 6/1/2016 (a)	1,134,000	1,156,164
Sprint Nextel Corp., 6.0%, 12/1/2016	550,000	541,258
		1,697,422
Utilities 1.5%
Commonwealth Edison Co., Series 98, 6.15%, 3/15/2012	265,000	263,997
Constellation Energy Group, 7.6%, 4/1/2032	290,000	328,330
Dominion Resources, Inc.:
Series 06-B, 6.3%, 9/30/2066	400,000	407,502
7.5%, 6/30/2066	1,305,000	1,403,775
Energy East Corp.:
6.75%, 6/15/2012 (a)	970,000	1,029,050
6.75%, 9/15/2033	165,000	173,156
6.75%, 7/15/2036	450,000	475,545
Integrys Energy Group, Inc., 6.11%, 12/1/2066	530,000	522,742
Nevada Power Co., Series N, 6.65%, 4/1/2036	1,100,000	1,146,319
Old Dominion Electric Cooperative, Series A, 6.25%, 6/1/2011	1,557,000	1,620,839
Pedernales Electric Cooperative, Series 2002-A, 144A, 6.202%, 11/15/2032	1,730,000	1,808,369
PPL Capital Funding, Inc., Series A, 6.7%, 3/30/2067	1,135,000	1,115,591
Westar Energy, Inc., 5.95%, 1/1/2035	990,000	948,349
		11,243,564
Total Corporate Bonds (Cost $29,824,638)		29,925,420

Foreign Bonds — US$ Denominated 2.4%
Energy 0.6%
Canadian Natural Resources Ltd., 6.5%, 2/15/2037 (a)	920,000	933,200
SPI Electricity Property Ltd., 144A, 7.25%, 12/1/2016	2,875,000	3,247,804
		4,181,004
Financials 1.5%
ChinaTrust Commercial Bank, 144A, 5.625%, 12/29/2049	713,000	696,257
Corp. Andina de Fomento, 5.75%, 1/12/2017	755,000	758,285
Lloyds TSB Group PLC, 144A, 6.267%, 12/31/2049	925,000	909,058
Mizuho Financial Group (Cayman), 8.375%, 4/27/2049	1,340,000	1,416,246
MUFG Capital Finance 1 Ltd., 6.346%, 7/29/2049	2,230,000	2,277,860
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	2,055,000	2,162,805
SMFG Preferred Capital, 144A, 6.078%, 1/29/2049	1,195,000	1,197,318
Stoneheath Re, 6.868%, 12/29/2049	1,460,000	1,475,330
TNK-BP Finance SA:
144A, 6.125%, 3/20/2012	165,000	163,763
144A, 6.625%, 3/20/2017	245,000	243,163
White Mountains RE Group, 144A, 6.375%, 3/20/2017	530,000	523,272
		11,823,357
Information Technology 0.0%
Seagate Technology HDD Holdings:
6.375%, 10/1/2011	115,000	115,000
6.8%, 10/1/2016	175,000	175,875
		290,875
Materials 0.2%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015 (a)	1,042,000	1,025,128
Sappi Papier Holding AG, 144A, 6.75%, 6/15/2012	499,000	503,272
		1,528,400
Telecommunication Services 0.1%
Telecom Italia Capital:
4.95%, 9/30/2014	166,000	156,371
5.25%, 11/15/2013	562,000	544,882
		701,253
Total Foreign Bonds — US$ Denominated (Cost $17,719,714)		18,524,889

Asset Backed 1.6%
Home Equity Loans
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	885,361	882,132
Bayview Financial Acquisition Trust, "1A1", Series 2006-A, 5.614%, 2/28/2041	571,394	568,872
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	1,248,505	1,240,087
"A6", Series 2006-S6, 5.657%, 3/25/2034	1,320,000	1,319,414
"A6", Series 2006-15, 5.826%, 10/25/2046	450,000	452,409
"A1B", Series 2007-S1, 5.888%, 11/25/2036	913,207	912,012
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,295,000	1,324,210
Credit-Based Asset Servicing and Securitization, "A2A", Series 2007-CB2, 5.891%, 2/25/2037	1,690,258	1,689,754
Household Home Equity Loan Trust:
"A1F", Series 2006-4, 5.79%, 3/20/2036	1,208,887	1,207,206
"A1F", Series 2006-3, 5.98%, 3/20/2036	576,021	575,479
Merrill Lynch Mortgage Investors, Inc., "N1", Series 2005-NC1N, 144A, 5.0%, 10/25/2035	23,549	23,444
Novastar NIM Trust, "NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	13,081	13,062
Renaissance Home Equity Loan Trust, "AF2", Series 2005-3, 4.723%, 11/25/2035	1,459,882	1,452,091
Residential Asset Securities Corp., "AI1", Series 2006-KS3, 5.39%**, 4/25/2036	697,177	697,324
Total Asset Backed (Cost $12,376,002)		12,357,496

US Government Agency Sponsored Pass-Throughs 3.8%
Federal Home Loan Mortgage Corp.:
5.5%, 10/1/2023 (g)	988,780	986,059
6.0%, 12/1/2025	1,115,042	1,129,270
6.5%, 1/1/2035	970,114	997,130
Federal National Mortgage Association:
4.5%, with various maturities from 6/1/2019 until 10/1/2033	3,837,796	3,671,414
5.5%, with various maturities from 11/1/2024 until 11/1/2034 (g)	13,885,822	13,779,555
6.0%, with various maturities from 1/1/2024 until 4/1/2024	2,029,659	2,061,035
6.5%, with various maturities from 5/1/2023 until 8/1/2036	5,960,152	6,099,718
9.0%, 11/1/2030	59,984	65,465
Total US Government Agency Sponsored Pass-Throughs (Cost $28,843,793)		28,789,646

Commercial and Non-Agency Mortgage-Backed Securities 10.1%
Adjustable Rate Mortgage Trust, "1A4", Series 2006-2, 5.768%**, 5/25/2036	1,345,000	1,369,873
Banc of America Commercial Mortgage, Inc., "A4", Series 2005-5, 5.115%, 10/10/2045	2,060,000	2,029,018
Banc of America Mortgage Securities, "1A11", Series 2003-2, 5.5%, 4/25/2033	1,265,000	1,264,729
Bear Stearns Adjustable Rate Mortgage Trust:
"A1", Series 2006-1, 4.625%**, 2/25/2036	3,065,493	3,010,724
"2A1", Series 2006-4, 5.83%**, 10/25/2036	1,171,594	1,179,392
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.27%**, 12/25/2035	1,186,343	1,181,273
Citicorp Mortgage Securities, Inc.:
"1A1", Series 2003-5, 5.5%, 4/25/2033	537,228	534,380
"1A1", Series 2004-8, 5.5%, 10/25/2034	969,526	968,827
Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C5, 5.413%, 10/15/2049	1,000,000	1,005,340
Citigroup Mortgage Loan Trust, Inc.:
"1A2", Series 2006-AR2, 5.54%**, 3/25/2036	2,360,598	2,361,693
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,272,079	1,297,521
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2007-CD4, 5.322%, 12/11/2049	1,300,000	1,306,411
CitiMortgage Alternative Loan Trust, "A1", Series 2006-A2, 6.0%, 5/25/2036	1,234,079	1,248,193
Countrywide Alternative Loan Trust:
"A2", Series 2003-21T1, 5.25%, 12/25/2033	957,193	948,751
"A6", Series 2004-14T2, 5.5%, 8/25/2034	933,832	929,623
"1A1", Series 2004-J1, 6.0%, 2/25/2034	227,174	226,351
Countrywide Home Loans:
"2A2C", Series 2006-HYB1, 5.247%**, 3/20/2036	1,315,000	1,314,762
"2A1", Series 2006-HYB1, 5.367%**, 3/20/2036	1,017,583	1,014,980
Credit Suisse Mortgage Capital Certificates, Inc., "3A1", Series 2006-9, 6.0%, 11/25/2036	517,558	524,361
First Horizon Mortgage Pass-Through Trust, "1A2", Series 2006-AR4, 5.522%**, 1/25/2037	2,208,216	2,207,885
GMAC Mortgage Corp. Loan Trust:
"A2", Series 2004-J1, 5.25%, 4/25/2034	825,022	821,494
"A1", Series 2006-J1, 5.75%, 4/25/2036	1,829,907	1,837,650
GSR Mortgage Loan Trust, "1A2", Series 2005-3F, 5.5%, 3/25/2035	1,955,000	1,954,512
Indymac Inda Mortgage Loan Trust:
"2A1", Series 2005-AR2, 4.999%**, 1/25/2036	1,306,552	1,292,853
"1A1", Series 2006-AR3, 5.386%**, 12/25/2036	1,483,555	1,478,803
JPMorgan Mortgage Trust:
"3A3", Series 2004-A3, 4.981%**, 7/25/2034	1,380,000	1,352,954
"2A1R", Series 2006-A7, 5.483%**, 1/25/2037	1,988,587	1,987,755
"2A4", Series 2006-A2, 5.763%**, 4/25/2036	2,000,000	2,038,211
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,299,694	1,308,542
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,240,683	1,254,395
Master Adjustable Rate Mortgages Trust, "B1", Series 2004-13, 3.814%**, 12/21/2034	1,382,951	1,339,783
Master Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034	83,188	83,983
Master Asset Securitization Trust, "2A7", Series 2003-9, 5.5%, 10/25/2033	1,080,026	1,058,932
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	175,000	172,064
Mortgage Capital Funding, Inc.:
"A2", Series 1998-MC3, 6.337%, 11/18/2031	720,203	724,577
"E", Series 1997-MC2, 7.214%, 11/20/2027	1,925,000	1,930,442
Residential Accredit Loans, Inc.:
"A3", Series 2004-QS11, 5.5%, 8/25/2034	673,245	670,425
"CB", Series 2004-QS2, 5.75%, 2/25/2034	744,904	732,683
"CB1", Series 2002-QS17, 6.0%, 11/25/2032	869,892	872,285
Residential Funding Mortgage Security I, "2A2", Series 2007-SA1, 5.647%**, 2/25/2037	710,732	712,424
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,190,000	1,181,228
"5A1", Series 2005-18, 5.541%**, 9/25/2035	1,001,037	1,003,305
"2A1", Series 2006-1, 5.619%**, 2/25/2036	616,289	618,464
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	385,014	369,252
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2005-C22, 5.271%**, 12/15/2044	1,300,000	1,307,307
"A5", Series 2007-C30, 5.342%, 12/15/2043	1,300,000	1,300,364
Washington Mutual:
"1A3", Series 2005-AR14, 5.065%**, 12/25/2035	1,325,000	1,317,214
"1A3", Series 2005-AR16, 5.113%**, 12/25/2035	1,305,000	1,297,963
"1A1", Series 2006-AR18, 5.364%**, 1/25/2037	1,972,993	1,965,495
"2A2", Series 2006-AR18, 5.506%**, 1/25/2037	1,385,000	1,382,226
"1A1", Series 2006-AR16, 5.624%**, 12/25/2036	1,873,067	1,877,017
"1A2", Series 2006-AR12, 5.829%**, 10/25/2036	1,315,000	1,333,046
"1A4", Series 2006-AR8, 5.917%**, 8/25/2046	1,105,860	1,115,141
Wells Fargo Mortgage Backed Securities Trust:
"4A4", Series 2005-AR16, 4.999%**, 10/25/2035	679,422	675,497
"2A5", Series 2006-AR2, 5.09%**, 3/25/2036	4,138,546	4,103,424
"3A2", Series 2006-AR8, 5.238%, 4/25/2036	2,070,000	2,067,190
"A1", Series 2006-3, 5.5%, 3/25/2036	1,874,131	1,874,132
"A6", Series 2006-AR11, 5.529%**, 8/25/2036	1,995,000	2,016,817
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,340,305	1,347,320
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $77,477,802)		77,701,256

Collateralized Mortgage Obligations 3.9%
Fannie Mae Whole Loan, "A23", Series 2004-W10, 5.0%, 8/25/2034	2,055,000	2,042,403
Federal Home Loan Mortgage Corp.:
"LN", Series 3145, 4.5%, 10/15/2034	1,380,000	1,340,761
"BG", Series 2640, 5.0%, 2/15/2032	2,330,000	2,265,136
"BG", Series 2869, 5.0%, 7/15/2033	315,000	304,756
"DG", Series 2662, 5.0%, 10/15/2022	915,000	890,296
"KD", Series 2915, 5.0%, 9/15/2033	1,460,000	1,409,929
"NE", Series 2802, 5.0%, 2/15/2033	880,000	853,440
"NE", Series 2921, 5.0%, 9/15/2033	2,080,000	2,008,591
"PD", Series 2783, 5.0%, 1/15/2033	1,385,000	1,341,127
"PD", Series 2844, 5.0%, 12/15/2032	1,175,000	1,137,457
"PE", Series 2864, 5.0%, 6/15/2033	2,080,000	2,014,567
"TE", Series 2780, 5.0%, 1/15/2033	875,000	848,865
"XD", Series 2941, 5.0%, 5/15/2033	2,010,000	1,937,892
"PE", Series 2378, 5.5%, 11/15/2016	1,331,737	1,343,126
"PE", Series 2512, 5.5%, 2/15/2022	1,725,000	1,744,686
"YA", Series 2841, 5.5%, 7/15/2027	1,420,547	1,423,287
Federal National Mortgage Association:
"YD", Series 2005-94, 4.5%, 8/25/2033	1,445,000	1,353,962
"HE", Series 2005-22, 5.0%, 10/25/2033	1,290,000	1,242,016
"PE", Series 2005-44, 5.0%, 7/25/2033	595,000	573,008
"VD", Series 2002-56, 6.0%, 4/25/2020	6,895	6,878
"A2", Series 1998-M1, 6.25%, 1/25/2008	266,745	266,874
Government National Mortgage Association:
"JG", Series 2006-50, 5.0%, 9/20/2036	1,395,000	1,332,808
"QE", Series 2004-11, 5.0%, 12/16/2032	1,955,000	1,871,088
Total Collateralized Mortgage Obligations (Cost $29,779,746)		29,552,953

Municipal Bonds and Notes 1.8%
California, Urban Industrial Development Agency, Tax Allocation Civic Recreation, Series 1A, 4.5%, 5/1/2010 (b)	2,550,000	2,502,085
Gainesville, FL, Utilites Systems Revenue, Series B, 5.31%, 10/1/2021 (b)	1,390,000	1,383,467
Hammond, IN, Redevelopment Authority Lease Rent Revenue, Hammond Marina Project:
5.42%, 2/1/2010 (b)	1,090,000	1,096,050
5.57%, 2/1/2014 (b)	610,000	617,344
Hudson County, NJ, Improvement Authority Lease Revenue, Weehawken Pershing Road, 5.72%, 3/1/2034 (b)	880,000	878,152
Los Angeles, CA, Community Redevelopment Agency, Finance Authority Revenue, Pooled Financing, Series L, 6.15%, 9/1/2026 (b)	1,190,000	1,216,799
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B, 3.9%, 7/1/2010 (b)	950,000	918,926
San Diego, CA, Redevelopment Agency, Taxable Housing Allocation, 5.81%, 9/1/2019 (b)	2,300,000	2,343,539
Suffolk, VA, Multi-Family Housing Revenue, Redevelopment & Housing Authority, Windsor at Potomac, Series T, 6.6%, 7/1/2015	1,825,000	1,915,848
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (b)	1,105,000	1,050,844
Total Municipal Bonds and Notes (Cost $13,872,515)		13,923,054

US Treasury Obligations 7.3%
US Treasury Bills:
4.487%***, 4/19/2007 (c)	500,000	498,878
4.97%***, 4/19/2007 (c)	6,280,000	6,264,394
5.025%***, 4/19/2007 (c)	200,000	199,498
5.04%***, 4/19/2007 (c)	300,000	299,244
US Treasury Bonds:
6.0%, 2/15/2026 (a)	9,652,000	10,909,019
8.125%, 8/15/2019 (a)	2,007,000	2,621,018
US Treasury Notes:
3.375%, 2/15/2008 (a)	525,000	518,007
4.0%, 2/15/2015 (a)	626,000	600,129
4.625%, 12/31/2011 (a)	24,631,000	24,712,775
4.625%, 2/29/2012 (a)	7,805,000	7,833,964
4.75%, 3/31/2011 (a)	1,548,000	1,559,731
Total US Treasury Obligations (Cost $56,076,936)		56,016,657
	Shares	Value ($)

Preferred Stocks 0.0%
Arch Capital Group Ltd. Series A, 8.0% (Cost $20,498)	809	21,615

Securities Lending Collateral 6.9%
Daily Assets Fund Institutional, 5.35% (d) (e) (Cost $52,915,920)	52,915,920	52,915,920

Cash Equivalents 11.4%
Cash Management QP Trust, 5.33% (f) (Cost $87,035,685)	87,035,685	87,035,685
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $798,328,605)+	105.9	810,682,514
Other Assets and Liabilities, Net	(5.9)	(45,030,185)
Net Assets	100.0	765,652,329
* Non-income producing security
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2007.
*** Annualized yield at time of purchase; not a coupon rate
+ The cost for federal income tax purposes was $803,068,854. At March 31, 2007, net unrealized appreciation for all securities based on tax cost was $7,613,660. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,371,108 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,757,448.
(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at March 31, 2007 amounted to $51,740,142 which is 6.8% of net assets.
(b) Bond is insured by one of these companies
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	American Municipal Bond Assurance Corp.	0.1
FSA	Financial Security Assurance, Inc.	0.2
MBIA	Municipal Bond Insurance Association	0.9
XLCA	XL Capital Assurance	0.3
(c) At March 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japan Government Bond	6/11/2007	32	36,462,406	36,429,056	(33,350)
CAC 40 10 Euro Index	4/20/2007	1	73,248	75,423	2,175
DAX Index	6/15/2007	21	4,715,414	4,887,508	172,094
DJ Euro Stock 50 Index	6/15/2007	62	3,294,689	3,404,013	109,324
EOE Dutch Stock Index	4/20/2007	291	37,815,399	39,747,885	1,932,486
Hang Seng Index	4/27/2007	21	2,663,227	2,671,261	8,034
S&P/MIB 30 Index	6/15/2007	15	3,992,137	4,110,444	118,307
S&P 500 Index	6/14/2007	45	15,859,022	16,101,000	241,978
S&P/TSE 60 Index	6/14/2007	172	22,391,808	22,532,075	140,267
Share Price Index 200	6/21/2007	17	2,037,471	2,074,897	37,426
Total net unrealized appreciation					2,728,741

At March 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	6/20/2007	621	66,815,783	67,145,626	(329,843)
S&P 500 Index	6/14/2007	23	8,161,452	8,229,400	(67,948)
Total net unrealized depreciation					(397,791)

As of March 31, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	6,983,528	AUD	8,930,000	6/20/2007	223,875
USD	148,667	GBP	77,000	6/20/2007	2,801
USD	834,306	HKD	6,502,000	6/20/2007	50
USD	10,269,876	NZD	15,014,000	6/20/2007	395,459
USD	227,456	SGD	347,000	6/20/2007	2,444
Total unrealized appreciation					624,629
Currency Abbreviations
AUD Australian Dollars GBP Pound Sterling HKD Hong Kong Dollar NZD New Zealand Dollar SGD Singapore Dollar USD US Dollars

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007
Assets
Investments: Investments in securities, at value (cost $658,377,000) — including $51,740,142 of securities loaned	$ 670,730,909
Investment in Daily Assets Fund Institutional (cost $52,915,920)*	52,915,920
Investment in Cash Management QP Trust (cost $87,035,685)	87,035,685
Total investments in securities, at value (cost $798,338,605)	810,682,514
Cash	2,646,757
Foreign currency, at value (cost $9,808,825)	9,919,203
Receivable for investments sold	22,746,022
Dividends receivable	227,754
Interest receivable	2,449,408
Receivable for Fund shares sold	1,468,361
Unrealized appreciation on forward foreign currency exchange contracts	624,629
Receivable for daily variation margin on open futures contracts	7,574
Foreign taxes recoverable	4,444
Due from Advisor	70,963
Other assets	49,389
Total assets	850,897,018
Liabilities
Payable for investments purchased	28,270,146
Payable upon return of securities loaned	52,915,920
Payable for Fund shares redeemed	1,273
Payable for investments purchased — mortgage dollar rolls	3,094,988
Accrued management fee	242,381
Other accrued expenses and payables	719,981
Total liabilities	85,244,689
Net assets, at value	$ 765,652,329
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of as of March 31, 2007 (continued)
Net Assets
Net assets consist of: Undistributed net investment income	4,325,377
Net unrealized appreciation (depreciation) on: Investments	12,353,909
Futures	2,330,950
Foreign currency related transactions	735,007
Accumulated net realized gain (loss)	57,434,447
Paid-in capital	688,472,639
Net assets, at value	$ 765,652,329
Net Asset Value
Class S* Net Asset Value and redemption price(a) per share ($5,136,315 ÷ 433,321 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 11.85
Institutional Class Net Asset Value and redemption price(a) per share ($760,516,014 ÷ 61,893,524 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 12.29
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
* On October 23, 2006, Investment Class was renamed Class S.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2007
Investment Income
Income: Dividends	$ 7,758,167
Interest	14,514,748
Interest — Cash Management QP Trust	3,249,798
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	33,859
Total Income	25,556,572
Expenses: Management fee	4,499,191
Administration fee	631,408
Services to shareholders	955,498
Administrator service fee	302,198
Auditing	86,559
Legal	54,276
Trustees' fees and expenses	27,249
Custodian fees	40,283
Reports to shareholders and shareholder meeting	56,914
Registration fees	36,396
Other	64,370
Total expenses before expense reductions	6,754,342
Expense reductions	(2,532,331)
Total expenses after expense reductions	4,222,011
Net investment income	21,334,561
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	85,812,865
Futures	6,918,048
Foreign currency related transactions	1,019,005
93,749,918
Net unrealized appreciation (depreciation) during the period on: Investments	(43,064,729)
Futures	773,304
Foreign currency related transactions	1,276,061
(41,015,364)
Net gain (loss) on investment transactions	52,734,554
Net increase (decrease) in net assets resulting from operations	$ 74,069,115

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended March 31,
	2007	2006
Operations: Net investment income	$ 21,334,561	$ 17,905,080
Net realized gain (loss) on investment transactions	93,749,918	46,933,938
Net unrealized appreciation (depreciation) during the period on investment transactions	(41,015,364)	2,248,088
Net increase (decrease) in net assets resulting from operations	74,069,115	67,087,106
Distributions to shareholders from: Net investment income Class S*	(531,935)	(837,033)
Institutional Class	(18,648,813)	(19,064,819)
Net realized gains Class S*	(899,280)	—
Institutional Class	(19,732,118)	—
Fund share transactions: Proceeds from shares sold	62,454,436	57,831,771
Reinvestment of distributions	39,808,921	19,896,122
Cost of shares redeemed	(128,188,418)	(142,822,716)
Redemption fees	63,097	97,772
Net increase (decrease) in net assets from Fund share transactions	(25,861,964)	(64,997,051)
Increase (decrease) in net assets	8,395,005	(17,811,797)
Net assets at beginning of period	757,257,324	775,069,121
Net assets at end of period (including undistributed net investment income of $4,325,377 and $591,995, respectively)	$ 765,652,329	$ 757,257,324
* On October 23, 2006, Investment Class was renamed Class S.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S+ Years Ended March 31,	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.30	$ 10.62	$ 10.43	$ 9.75
Income (loss) from investment operations: Net investment income[b]	.33	.22	.21	.11
Net realized and unrealized gain (loss) on investment transactions	.80	.70	.30	.93
Total from investment operations	1.13	.92	.51	1.04
Less distributions from: Net investment income	(.25)	(.24)	(.32)	(.36)
Net realized gains on investment transactions	(.33)	—	—	—
Total distributions	(.58)	(.24)	(.32)	(.36)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 11.85	$ 11.30	$ 10.62	$ 10.43
Total Return (%)[c]	10.16	8.77	4.92	10.79**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	31	56	69
Ratio of expenses before expense reductions (%)	.93	1.41	1.33[d]	1.41d*
Ratio of expenses after expense reductions (%)	.71	1.00	1.00[d]	1.00d*
Ratio of net investment income (%)	2.67	1.92	1.90	1.65*
Portfolio turnover rate (%)[f]	174	101	106[e]	115d,e**
+ On October 23, 2006, Investment Class was renamed Class S.
[a] For the period from July 25, 2003 (commencement of operations of Investment Class shares) to March 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[e] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 ratio represents the Asset Management Portfolio only.
[f] The portfolio turnover rate including mortgage dollar roll transactions was 175%, 108%, 122% and 124% for the years ended March 31, 2007, 2006, 2005 and 2004, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 11.74	$ 11.04	$ 10.84	$ 9.17	$ 10.92
Income (loss) from investment operations: Net investment income[a]	.34	.27	.25	.21	.25
Net realized and unrealized gain (loss) on investment transactions	.85	.74	.33	1.94	(1.53)
Total from investment operations	1.19	1.01	.58	2.15	(1.28)
Less distributions from: Net investment income	(.31)	(.31)	(.38)	(.48)	(.47)
Net realized gain on investment transactions	(.33)	—	—	—	—
Total distributions	(.64)	(.31)	(.38)	(.48)	(.47)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 12.29	$ 11.74	$ 11.04	$ 10.84	$ 9.17
Total Return (%)[b]	10.28	9.19	5.42	23.71	(11.88)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	761	726	719	702	548
Ratio of expenses before expense reductions (%)	.89	.91	.83[c]	.91[c]	.93[c]
Ratio of expenses after expense reductions (%)	.55	.55	.55[c]	.55[c]	.55[c]
Ratio of net investment income (%)	2.83	2.37	2.35	2.08	2.61
Portfolio turnover rate (%)	174[e]	101[e]	106[d,e]	115[d,e]	133[d]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratio includes expenses allocated from the Asset Management Portfolio, the Fund's master portfolio through August 20, 2004.
[d] This ratio includes the purchase and sales of portfolio securities of the DWS Lifecycle Long Range Fund as a stand-alone fund in addition to the Asset Management Portfolio. The 2004 and 2003 ratios represent the Asset Management Portfolio only.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 175%, 108%, 122% and 124% for the years ended March 31, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Lifecycle Long Range Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On July 10, 2006, the Fund became a series of the Trust, an open-end management investment company. Prior to July 10, 2006, the Fund was a series of DWS Advisor Funds III, an open-end management investment company.

The Fund offers two classes of shares: Class S and Institutional Class. Institutional Class shares are offered to a limited group of investors and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares have lower ongoing expenses than Class S shares. On October 23, 2006, Investment Class was renamed Class S.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares except that each class bears certain expenses unique to that class such as administrator service fees and services to shareholders. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at values determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated Fund holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $12,916,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2010 ($6,029,000), March 31, 2011 ($4,331,000), March 31, 2012 ($2,301,000) and March 31, 2013 ($255,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-383 of the Internal Revenue Code. During the year ended March 31, 2007 the Fund utilized approximately $2,590,000 of a prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward foreign currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), futures and certain securities sold at a loss. As a result net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2007, each Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 18,807,765
Undistributed net long-term capital gains	$ 61,332,679
Capital loss carryforward**	$ (12,916,000)
Net unrealized appreciation (depreciation) on investments	$ 7,613,660

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2007	2006
Distributions from ordinary income*	$ 21,994,120	$ 19,901,852
Distributions from long-term capital gains*	$ 17,818,026	$ —
* For tax purposes short-term capital gains distributions and gains from forward foreign currency exchange contracts are considered ordinary income distributions.
** Subject to certain limitations under Section 382-384 of the Internal Revenue Code.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar roll transactions) aggregated $792,293,550 and $840,314,090, respectively. Purchases and sales of US Treasury obligations aggregated $371,653,989 and $383,948,127, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $7,248,938 and $4,161,352, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

For the period from April 1, 2006 through January 21, 2007, Northern Trust Investments, N.A. ("NTI") served as sub-advisor to the passive equity portion of the Fund's portfolio and was paid by the Advisor for its services. Effective January 22, 2007, NTI no longer serves as a subadvisor to the Fund. The management of the Fund's assets allocated to US equities was assumed by the Advisor and the Advisor changed the management of the US equity portion of the Fund from a passive equity strategy to an actively managed equity strategy. With respect thereto, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Pursuant to a written contract, Aberdeen Asset Management Inc. ("AAMI"), a direct, wholly owned subsidiary of Aberdeen PLC, serves as a sub-advisor to the core bond and active fixed income portion of the Fund's portfolio and is responsible for the day to day management of that portion of the Fund. AAMI is paid for its services by the Advisor from its fee as Advisor to the Fund.

Management Agreement. Prior to June 1, 2006, the management fee payable under the Investment Management Agreement was equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.600%
Next $750 million of such net assets	.575%
Over $1 billion of such net assets	.550%

For the period from April 1, 2006 through May 31, 2006, the Advisor and Administrator had contractually agreed to waive all or a portion of their fees and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the total operating expenses at the following rates:

Class S (formerly Investment Class)	1.00%
Institutional Class	.60%

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of the class as follows:

Class S (formerly Investment Class)	1.25%

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the total operating expenses of the class as follows:

Institutional Class	1.03%

In addition, for the period from April 1, 2006 through September 30, 2007, the Advisor and Administrator had voluntarily agreed to waive all or a portion of their fees and reimburse expenses to the extent necessary to maintain the annualized expenses at 0.55% of the average daily net assets of the Institutional Class.

Accordingly, for the year ended March 31, 2007, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,364,070 and the amount charged aggregated $3,135,121 which was equivalent to an annual effective rate of .41% of the Fund's average daily net assets.

In addition, for the year ended March 31, 2007, the Advisor reimbursed $908,099 of services to shareholders from non-affiliated entities for the Institutional Class.

Administrator Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Fund's Administrator. For its services as Administrator, ICCC received a fee (the "Administrator Service Fee") of 0.72% of the Fund's Investment Class and 0.22% of the Fund's Institutional Class average daily net assets, computed and accrued daily and paid monthly.

For the period from April 1, 2006 through May 31, 2006, the Administrator Service Fee charged to the Fund was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2007	Annual Effective Rate
Class S (formerly Investment Class)	$ 37,194	$ 11,854	$ —	.49%
Institutional Class	265,004	241,806	—	.02%
	$ 302,198	$ 253,660	$ —

Administration Fee. Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through March 31, 2007, the Advisor received an Administration Fee of $631,408, of which $64,257 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S (formerly Investment Class) and Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. Prior to June 1, 2006, the fees were paid under an Administrative Service Agreement with ICCC. For the period from June 1, 2006 through March 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class S (formerly Investment Class)	3,316	—	521
Institutional Class	2,584	2,584	—
	$ 5,900	$ 2,584	$ 521

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting expense" aggregated $37,800, of which $8,880 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At March 31, 2007, one or more shareholders individually held greater than 10% of the outstanding shares of the Fund. These shareholders held 66%, 21% and 11%, respectively, of the total shares outstanding of the Fund.

E. Fee Reductions

For the year ended March 31, 2007, the Advisor reimbursed the Fund $1,769, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2007, the Fund's custodian fees were reduced by $2,149 for custody credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2007		Year Ended March 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class S*	350,375	$ 4,045,889	691,561	$ 7,548,185
Institutional Class	4,825,664	58,408,547	4,392,889	50,283,586
		$ 62,454,436		$ 57,831,771
Shares issued to shareholders in reinvestment of distributions
Class S*	122,508	$ 1,430,927	75,596	$ 832,597
Institutional Class	3,164,121	38,377,994	1,660,524	19,063,525
		$ 39,808,921		$ 19,896,122
Shares redeemed
Class S*	(2,814,416)	$ (33,157,167)	(3,223,149)	$ (35,353,308)
Institutional Class	(7,919,157)	(95,031,251)	(9,429,783)	(107,469,408)
		$ (128,188,418)		$ (142,822,716)
Redemption fees		$ 63,097		$ 97,772
Net increase (decrease)
Class S*	(2,341,533)	$ (27,680,311)	(2,455,992)	$ (26,972,526)
Institutional Class	70,628	1,818,347	(3,376,370)	(38,024,525)
		$ (25,861,964)		$ (64,997,051)
* On October 23, 2006, Investment Class was renamed Class S.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Lifecycle Long Range Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Lifecycle Long Range Fund (the "Fund") at March 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2007 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $.2850 per share from net long-term capital gains during its year ended March 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $67,833,000 as capital gain dividends for its the year ended March 31, 2007, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $8,594,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Lifecycle Long Range Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

II-A. Approval of an Amended and Restated Investment Management Agreement with Deutsche Asset Management, Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,734,656.118	1,936.000	.000	290,217.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,734,373.118	1,936.000	283.000	290,217.000

II-C. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,026,857.450	53,709,734.668	.000	290,217.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-I Portfolio Diversification

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

III-J. Oil, Gas and Mineral Programs

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
9,025,724.450	53,710,867.668	.000	290,217.000

V. Approval of Reorganization of the Fund as a series of Another Massachusetts Business Trust.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,732,607.118	3,069.000	.000	290,217.000

VI. Approval of an Amended and Restated Subadvisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, N.A.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
62,736,295.118	297.000	.000	290,217.000
* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

I. Election of Board Members. ("Number of Votes" represents all funds that are series of DWS Advisor Funds III.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	358,709,295.741	618,791.720
Dawn-Marie Driscoll	358,709,295.741	618,791.720
Keith R. Fox	358,709,295.741	618,791.720
Kenneth C. Froewiss	358,709,295.741	618,791.720
Martin J. Gruber	358,709,295.741	618,791.720
Richard J. Herring	358,709,295.741	618,791.720
Graham E. Jones	358,709,295.741	618,791.720
Rebecca W. Rimel	358,709,295.741	618,791.720
Philip Saunders, Jr.	358,709,295.741	618,791.720
William N. Searcy, Jr.	358,709,295.741	618,791.720
Jean Gleason Stromberg	358,709,295.741	618,791.720
Carl W. Vogt	358,709,295.741	618,791.720
Axel Schwarzer	358,709,295.741	618,791.720

IV. Approval of Amended and Restated Declaration of Trust. ("Number of Votes" represents all Funds that are series of DWS Advisor Funds III.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
358,138,480.870	167,715.841	564,619.750	457,271.000
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with DAMI. A discussion of factors considered by the Board in determining to approve the continuation the fund's prior investment management agreement with DAMI in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended September 30, 2006.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of March 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	84
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	82
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	84
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	84
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	84
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	84
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	84
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	84
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	84
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	84
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	84
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		82
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTAMX
CUSIP Number	23339E 525
Fund Number	567
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	BTILX
Fund Number	812

ITEM 2.	CODE OF ETHICS

As of the end of the period, March 31, 2007, DWS Lifecycle Long Range Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECYCLE LONG RANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$69,500	$128	$0	$0
2006	$64,850	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$136,700	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$30,654	$228,259

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007